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                                                                   Exhibit 10.60


                         NINETEENTH AMENDMENT AND WAIVER


         NINETEENTH AMENDMENT AND WAIVER (this "Amendment"), dated as of March 10, 2000, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has rights as a member of the Licensee Group as defined in the Technical Assistance and License Agreement (the "License Agreement"), dated December 18, 1996, between Consumers Packaging
Inc.("Consumers") and Owens-Brockway Glass Container, Inc. ("O-I");

         WHEREAS, O-I alleges that the License Agreement has been terminated, but Licensee Group disputes that allegation;

         WHEREAS, Section 9.1(k) of the Credit Agreement provides that termination, notice of termination or cessation of benefits for the Borrower or its Subsidiaries under the License Agreement would constitute an Event of Default; and

         WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

         1. The Lenders hereby waive any Event of Default under Section 9.1(k) which may arise from O-I's allegations that the License Agreement has been terminated and related notices until (i) an arbitrator, a court of competent jurisdiction, the Required Lenders, or the Borrower determines that the License Agreement has been terminated or (ii) the Required Lenders determine that there has been a material adverse change in the Borrower's rights and/or duties under the License Agreement.




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         2.       Section 2.3(c) of the Credit Agreement is hereby amended by inserting "or the forty fifth Business Day after such date for Agent Advances resulting from any Default under Section 8.4 prior to March 10, 2000" after the phrase "(i) the fifteenth Business Day after such date."

         3. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 7 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Amendment.

         4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

         8. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *








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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                       ANCHOR GLASS CONTAINER CORPORATION


                                       By /s/ M. William Lightner
                                       --------------------------------------
                                       Name:  M. William Lighter
                                       Title: Sr. VP & CFO


                                       BT COMMERCIAL CORPORATION,
                                           Individually, as Agent
                                           and as Co-Syndication Agent


                                       By /s/ Frank A. Chiovari
                                       --------------------------------------
                                       Name:  Frank A. Chiovari
                                       Title: VP


                                       PNC BANK, NATIONAL ASSOCIATION,
                                           Individually, as Co-Syndication
                                           Agent and Issuing Bank


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       BANKERS TRUST COMPANY, as Issuing Bank


                                       By /s/ Frank A. Chiovari
                                       --------------------------------------
                                       Name:  Frank A. Chiovari
                                       Title: VP




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                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By /s/ Karen Hoffman
                                       --------------------------------------
                                       Name:  Karen Hoffman
                                       Title: Vice President


                                       CORESTATES BANK, N.A.

                                       Corestates Bank, N.A. has merged into
                                           First Union National Bank


                                       By: /s/ Jennifer Avrigian
                                       --------------------------------------
                                       Name:   Jennifer Avrigian
                                       Title:  Vice President


                                       FLEET BANK


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       KEY CORPORATE CAPITAL, INC.


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:


                                       MELLON BANK, N.A.


                                       By
                                       --------------------------------------
                                       Name:
                                       Title:




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                                       NATIONAL BANK OF CANADA


                                       By /s/ Donald P. Haddad
                                       --------------------------------------
                                       Name:  Donald P. Haddad
                                       Title: Vice President/Manager


                                       By /s/ Eric L. Moore
                                       --------------------------------------
                                       Name:  Eric L. Moore
                                       Title: Vice President


                                       NATIONAL CITY COMMERCIAL FINANCE,
                                           INC.


                                       By /s/ Gregory A. Godec
                                       --------------------------------------
                                       Name:  Gregory A. Godec
                                       Title: Senior Vice President


                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.


                                       By: /s/ Alan M. Lapidus
                                       --------------------------------------
                                       Name:   Alan M. Lapidus
                                       Title:  Senior Vice President




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